Statements of Cash Flows - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Cash flows from operating activities:
Net income (loss)	$ (252)	$ 42	$ (264)
Adjustments to reconcile net income to net cash used in operating activities (Appendix)	26	(6)
Net cash provided by (used in) continuing operating activities	(226)	36	(264)
Increase (Decrease) in cash and cash equivalents	(226)	36	(264)
Cash and cash equivalents at beginning of year	4,573	4,537	4,801
Cash and cash equivalents at end of year	4,347	4,573	4,537
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization			2
Decrease (increase) in assets:
Other receivables and prepaid expenses	1	15	(20)
Inventories		176	(64)
Increase (decrease) in liabilities:
Trade accounts payable	(2)	(70)	72
Other payables and accrued expenses	27	(127)	10
Adjustments to reconcile net income to net cash provided by (used in) operating activities	$ 26	$ (6)